UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2011

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-8644	35-1575582
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Monument Circle Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)

317-261-8261
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 10, 2011, the Registrant announced the commencement of a tender offer (the “Tender Offer”) to purchase for cash, subject to certain terms and conditions, any and all of its $375 million outstanding aggregate principal amount of 8.625% Senior Secured Notes due 2011 (the “Existing Notes”) and to redeem any Existing Notes that remain outstanding after completion of the Tender Offer. The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on May 17, 2011, unless extended or earlier terminated by the Registrant, and is currently scheduled to close promptly after expiration on May 18, 2011.

On May 10, 2011, the Registrant also announced its intent to offer $400 million aggregate principal amount of senior secured notes (the “New Notes”) in a private offering exempt from registration in accordance with Rule 144A and Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”).  On May 11, 2011, the Registrant announced that it priced the New Notes at an annual interest rate of 5.00%. The offering is expected to close, subject to certain customary closing conditions, simultaneously with the closing of the Tender Offer on May 18, 2011. The Registrant intends to use the net proceeds from the New Notes to finance its repurchase of the Existing Notes in the Tender Offer and for the redemption of any Existing Notes that remain outstanding after the completion of the Tender Offer.

Copies of the press releases announcing the foregoing are being furnished as Exhibits 99.1, 99.2 and 99.3 attached hereto and are incorporated by reference herein. The foregoing information and the exhibits attached hereto are furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release Announcing Commencement of the Tender Offer
Exhibit 99.2	Press Release Announcing Intention to Offer the New Notes
Exhibit 99.3	Press Release Announcing Pricing of the New Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.

Date:	May 12, 2011	By:	/s/ Kelly M. Huntington
		Name:	Kelly M. Huntington
		Title:	Senior Vice President and Chief Financial Officer
(Duly Authorized Officer)